UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                 ----------------------------------------------

                                  July 1, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                           ASANTE' TECHNOLOGIES, INC.
                    (Exact Name as Specified in its Charter)

               --------------------------------------------------


          Delaware                     0-22632                 77-0200286
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation                                       Identification Number)

                                  821 Fox Lane
                               San Jose, CA 95131
                    (Address of principal executive offices)

                                 (408) 435-8388
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


         Effective July 1, 2004, Jeff Lin assumed the positions of Chief Executive Officer and Chairman. The former CEO and Chairman, Wilson Wong, will continue to serve as a Director.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99.1 - Press Release dated July 1, 2004








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 6, 2004

                                   ASANTE' TECHNOLOGIES, INC.


                                   By:   /s/ Jeff Lin
                                      ---------------------------
                                       Jeff Lin, President
                                       (Authorized Officer and
                                       Chief Executive Officer)